AIF-SOAI SUP-1

Statement of Additional Information Supplement dated October 17, 2018

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, C, R, Y, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Developing Markets Fund

Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Flexible Bond Fund

Invesco Endeavor Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Invesco Greater China Fund

Invesco Health Care Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro Allocation Strategy Fund

Invesco MLP Fund

Invesco Multi-Asset Income Fund

Invesco Select Companies Fund

Invesco World Bond Fund

The following information replaces in its entirety the paragraphs under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Foreign Investments – Foreign Securities – Risks of Developing/Emerging Markets Countries” in the Statement of Additional Information:

“Risks of Developing/Emerging Markets Countries. Each Fund may invest in securities of companies located in developing and emerging markets countries. Each of Invesco Greater China Fund, Invesco Developing Markets Fund and Invesco Emerging Markets Equity Fund may invest up to 100% of its net assets in securities of companies located in developing and emerging market countries. Invesco Global Infrastructure Fund and Invesco World Bond Fund may invest up to 25% of its net assets in securities of companies located in developing and emerging countries. Invesco Health Care Fund may invest up to 20%, Invesco Endeavor Fund may invest up to 15%, Invesco Macro Allocation Strategy Fund may invest up to 10% and Invesco Select Companies Fund may invest up to 5%, of their respective net assets in securities of companies located in developing and emerging countries. Invesco Emerging Markets Flexible Bond Fund may invest all of its net assets in fixed income securities denominated in the currencies of emerging market countries.

Unless a Fund’s prospectus includes a different definition, the Fund considers developing and emerging markets countries to be those countries that are (i) generally recognized to be an emerging market country by the international financial community, including the World Bank, or (ii) determined by the Adviser to be an emerging market country. As of the date of this SAI, the Adviser considers “emerging market countries” to generally include every country in the world except those countries included in the MSCI World Index. The Adviser has broad discretion to identify countries that it considers to be emerging market countries and may consider various factors in determining whether to classify a country as an emerging market country, including a country’s relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors the Adviser believes to be relevant. Because emerging markets equity and emerging markets debt are distinct asset classes, a country may be deemed an emerging market country with respect to its equity only, its debt only, both its equity and debt, or neither.

Investments in developing and emerging markets countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:

i. Restriction, to varying degrees, on foreign investment in stocks;

ii. Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;

iii. Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;

iv. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing and emerging markets countries;

v. Many of the developing and emerging markets countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and

vi. There is a risk in developing and emerging markets countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.”

AIF-SOAI-SUP-1